Exhibit 10.15

OMEGA FLEX, INC.

Phantom Stock Agreements

Schedule of Directors and Officers

As of December 31, 2006

Director/Officer	Type	Number	Grant Date	Grant Price	Maturity Date	Vesting Schedule
Duane E. Shooltz	Full Value	2,420	12/11/2006	$ 20.66	12/11/2010	3 years